EXHIBIT 10.1



         FOURTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is entered into as of February 28, 1994, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages below ("Lenders"), BANK ONE, TEXAS, N.A., as Administrative Agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Syndication Agent (together with Administrative Agent "Agents").

     The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement dated as of July 8, 1993 (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "Loan Agreement"), providing for loans to the Company on a revolving basis. The Company has requested an amendment to the Loan Agreement in order to approve the addition of certain "Investors" under the Loan Agreement. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

     1.   Certain Definitions.  Unless otherwise specified in this amendment
(a) all terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) all references to "Sections" and "Schedules" are references to the Loan Agreement's sections and schedules.

     2. Amendment. Schedule 1.1(b) is entirely amended in the form of -- and all references in the Loan Papers to it shall be to -- the attached Second Amended 1.1(b)

     3. Conditions Precedent. The foregoing is not effective unless (a) Agents have received counterparts of this amendment executed by the Company, by Agents, and at least by Determining Lenders and (b) all of the representations and warranties -- in this amendment and in all other Loan Papers are true and correct as of -- as if made on -- the date of this amendment.

     4. Ratifications. This amendment modifies and supersedes all inconsistent terms and provisions of the other Loan Papers. Except as expressly modified and superseded by this amendment, the terms and provisions of the other Loan Papers are ratified and confirmed and continue in full force and effect. The Company, Determining Lenders, and Agents agree that the Loan Papers, as amended by this amendment, continue to be legal, valid, binding, and enforceable in accordance with their respective terms. The Company ratifies and confirms that all Liens granted to Agents, on behalf of Lenders, were intended to, do, and continue to secure the full payment and performance of the Obligations. The Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

      5. Representations and Warranties. The Company represents and warrants to Lenders and Agents that (a) this amendment and the other Loan Papers to be delivered under this amendment have been duly authorized, executed, and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and those other Loan Papers (c) this amendment and those other Loan Papers are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery, and performance by the Company of this amendment and those other Loan Papers do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties in the Loan Agreement, as amended by this amendment, and each other Loan Paper are true and correct in all material respects on and as of the date of this amendment as though made as of the date of this amendment, and (f) as of the date of this amendment, no Default or Potential Default exists.

     6. References. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment. Because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in Section 10 are incorporated in this amendment by reference, the same as if included in this amendment verbatim.

     7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

     8. Parties Bound. This amendment binds and inures to the Company, Agents, each Lender, and (subject to Section 10.10) their respective successors and assigns.

     9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY IT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


           [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


EXECUTED as of the date first stated.

Lomas Mortgage USA, Inc.           LOMAS MORTGAGE USA, INC.,
1600 Viceroy Drive                   as the Company
Dallas, Texas  75235
Attn: Robert E. Byerley, Jr.,
      Executive Vice President &
      Treasurer
Telecopy: 214/879-7018             By  /S/ROBERT E. BYERLEY, JR.
                                       -------------------------------
                                       Robert E. Byerley, Jr.,
                                       Executive Vice President and
                                         Treasurer


Third Floor, 1717 Main Street      BANK ONE, TEXAS, N.A.,
Mortgage Finance Group               as Administrative Agent
Dallas, Texas  75201                 and a Lender
Attn: Kathleen C. Stewart,
      Vice President
Telecopy: 214/290-2275             By  /S/KATHLEEN C. STEWART
                                       -------------------------------
                                       Kathleen C. Stewart,
                                       Vice President


Texas Commerce Bank National       TEXAS COMMERCE BANK NATIONAL
  Association                        ASSOCIATION, as Syndication Agent
717 Travis Street                    and a Lender
Houston, Texas  77002
Attn: Robert A. Salcetti,
      Senior Vice President
Telecopy: 713/216-2082             By  /S/ROBERT A. SALCETTI
                                       -------------------------------
                                       Robert A. Salcetti,
                                       Senior Vice President


First Bank Place                   FIRST BANK NATIONAL ASSOCIATION,
601 2nd Ave. S.                      as a Lender
2nd Floor MPFP0801
Minneapolis, MN  55402-4302
Attn: Kathlyn Slater,
      Vice President
Telecopy: 612/973-0826             By  /S/KATHLYN SLATER
                                       -------------------------------
                                       Kathlyn Slater, Vice President

8333 Douglas Avenue                GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                 as a Lender
Attn: James E. Robertson,
      Vice President
Telecopy: 214/360-1660             By  /S/JAMES E. ROBERTSON
                                       -------------------------------
                                       James E. Robertson,
                                       Vice President


280 Park Avenue, 23 West           BANKERS TRUST COMPANY, as a Lender
New York, New York  10017
Attn: Matthew C. Bernstein
      Vice President
Telecopy:  212/454-3821            By  /S/MATTHEW C. BERNSTEIN
                                       -------------------------------
                                       Matthew C. Bernstein,
                                       Vice President


313 Carondelet                     HIBERNIA NATIONAL BANK, as a Lender
Suite 1400
New Orleans, Louisiana 70130
Attn: Michael Tennyson,
      Vice President
Telecopy: 504/584-2042             By  /S/MICHAEL TENNYSON
                                       -------------------------------
                                       Michael Tennyson, Vice President


6222 Wilshire Blvd.                BANK HAPOALIM, B.M.,
Los Angeles, CA 90048                LOS ANGELES BRANCH, as a Lender
Attn: Robert Pollak,
      Vice President
Telecopy: 213/937-1439             By
                                       -------------------------------
                                       Robert Pollak, Vice President



                                   By
                                       -------------------------------
                                   Name
                                        ------------------------------
                                   Title
                                         -----------------------------

75 Wall Street                     DRESDNER BANK, AG, NEW YORK BRANCH,
New York, NY  10005-2889             as a Lender
Attn: Charles H. Hill,
      Vice President
Telecopy: 212/574-0129             By  /S/CHARLES H. HILL
                                       -------------------------------
                                   Name  Charles H. Hill
                                       -------------------------------
                                   Title  Vice President
                                         -----------------------------



                                   By   /S/R. MATTHEW SCHERER
                                       -------------------------------
                                   Name  R. Matthew Scherer
                                       -------------------------------
                                   Title  Vice President
                                         -----------------------------


100 Federal St. 01-32-041          THE FIRST NATIONAL BANK OF BOSTON,
Boston, MA  02110                    as a Lender
Attn: Corinne M. Barrett,
      Vice President
Telecopy:  (617) 434-7108          By  /S/CORINNE M. BARRETT
                                       -------------------------------
                                       Corinne M. Barrett,
                                       Vice President


One Marine Midland Center,         MARINE MIDLAND BANK, N.A.,
15th Floor                           as a Lender
Buffalo, New York  14203
Attn: William F. Dentinger
      Vice President
Telecopy: 716/841-2707             By  /S/WILLIAM F. DENTINGER
                                       -------------------------------
                                       William F. Dentinger,
                                       Vice President


66th Floor,                        NATIONSBANK OF TEXAS, N.A.,
NationsBank Plaza                    as a Lender
901 Main Street
Dallas, Texas  75202
Attn: Beth S. Sorensen,
      Vice President
Telecopy: 214/508-0604             By  /S/BETH S. SORENSEN
                                       -------------------------------
                                       Beth S. Sorensen, Vice President

380 Madison Avenue                 BANK OF SCOTLAND, as a Lender
New York, New York  10017
Attn: Catherine Oniffrey,
      Vice President
Telecopy: 713/651-9714             By  /S/CATHERINE ONIFFREY
                                       -------------------------------
                                       Catherine Oniffrey,
                                       Vice President


1601 Elm Street, 2nd Floor         COMERICA BANK - TEXAS, as a Lender
Dallas, Texas  75201
Attn: W. James Meintjes,
      Banking Officer
Telecopy: 214/979-8344             By  /S/W. JAMES MEINTJES
                                       -------------------------------
                                       W. James Meintjes,
                                       Banking Officer


1230 Peachtree St. NE,             COMMERZBANK AKTIENGESELLSCHAFT,
Suite 3500                           ATLANTA AGENCY, as a Lender
Atlanta, Georgia  30309
Attn: Harry P. Yergey,
      Vice President
Telecopy:  404/888-6539            By
                                       -------------------------------
                                       Andreas Bremer,
                                       Senior Vice President



                                   By
                                       -------------------------------
                                       Harry P. Yergey, Vice President


499 Thornall Street                MIDLANTIC NATIONAL BANK, as a Lender
Edson, New Jersey  08837
Attn: Glenn Hedde,
      Vice President
Telecopy: 908/321-2094             By  /S/GLENN HEDDE
                                       -------------------------------
                                       Glenn Hedde, Vice President


7485 New Horizon Way               THE PRUDENTIAL HOME MORTGAGE
Frederick, Maryland  21701           COMPANY, INC., as a Lender
Attn: Russell R. Anderson,
      Vice President
Telecopy:  301/696-7405            By  /S/RUSSELL R. ANDERSON
                                       -------------------------------
                                       Russell R. Anderson,
                                       Vice President

640 Fifth Avenue, 15th Floor       BANK OF IRELAND GRAND CAYMAN BRANCH,
New York, New York  10019            as a Lender
Attn: Roger Burns,
      Vice President
Telecopy: 212/586-7752             By  /S/ROGER BURNS
                                       -------------------------------
                                       Roger Burns, Vice President


15 S. 20th St., 15th Floor         COMPASS BANK, as a Lender
Birmingham, Alabama  35233
Attn: John D. West,
      Mortgage Banking Officer
Telecopy: 205/715-7994             By  /S/JOHN D. WEST
                                       -------------------------------
                                       John D. West,
                                       Mortgage Banking Officer


1 Mercantile Center                MERCANTILE BANK OF ST. LOUIS NATIONAL
7th & Washington                     ASSOCIATION, as a Lender
St. Louis, Missouri 63101
Attn: Michael P. Lane,
      Assistant Vice President
Telecopy: 314/425-2162             By  /S/MICHAEL P. LANE
                                       -------------------------------
                                       Michael P. Lane,
                                       Assistant Vice President


7700 Wisconsin Avenue              SIGNET BANK/MARYLAND, as a Lender
Suite 400
Bethesda, Maryland  20814
Attn: David H. Olson,
      Vice President
Telecopy: 301/652-1174             By  /S/DAVID H. OLSON
                                       -------------------------------
                                       David H. Olson, Vice President


231 South LaSalle Street           CONTINENTAL BANK N.A., as a Lender
Chicago, Illinois  60697
Attn: Mary Jo Hoch,
      Vice President
Telecopy:  312/987-5833            By  /S/MARY JO HOCH
                                       -------------------------------
                                       Mary Jo Hoch, Vice President

                      SECOND AMENDED SCHEDULE 1.1(b)

                                 INVESTORS


I.   Bond Programs

            Program                                Trustee
            -------                                -------

Bexar County Housing Finance Corp.,
  Series 1990                                Ameritrust Texas, N.A.

Brevard County Housing Finance Authority,
  Series 1991C                               Sun Bank, N.A.

East Texas Housing Finance Corp.,
  Series 1992A                               Ameritrust Texas, N.A.

Harris County Housing Finance
  Corporation, Series 1991                   Texas Commerce Bank, N.A.

Housing Finance Authority of Manatee
  County, FL; Series 1991A                   NationsBank Trust Co. (FL),
                                             N.A.

Housing Finance Authority of Palm Beach
  County, FL; Series 1992A                   NationsBank Trust Co. (FL),
                                             N.A.

New Orleans Home Mortgage Authority,
  Series 1991A                               First National Bank of Commerce

Travis County Housing Finance Corp.,
  Series 1991, A&B                           Ameritrust Texas, N.A.

Orange County Housing Finance Authority,
    Series 1992 A & B                        Sun Bank, N.A.

Housing Finance Authority of Pinellas
  County, Series 1991 B                      NationsBank Trust Co. (FL),
                                             N.A.

Central Texas Housing Finance Corp.,
  Series 1991                                NCNB Texas National Bank
                                               Ft. Worth

Escambia County Housing Finance Authority,
  Series 1992                                NationsBank Trust Co. (FL)

Northeast Texas Housing Finance Corp.,
  Series 1991                                NCNB Texas National Bank Ft.
                                             Worth

Texas Dept. of Housing & Community
  Affairs; No.45                             Team Bank, Ft. Worth

Texas Dept. of Housing & Community Affairs
  Bond Program No. 44, Series 1991           Team Bank, Ft. Worth


II.   Pension Funds

California Public Employees Retirement System


III.  Investment Banks

Donaldson, Lufkin & Jenrette
  Securities Corp.

Goldman, Sachs & Company

Paine Webber, Inc.

Rauscher Pierce Refsnes, Inc.

Salomon Brothers, Inc.

The First Boston Corporation

Shearson/Lehman Brothers, Inc.

Smith Barney Harris Hupham & Company, Inc.


IV.  Other

Veterans Land Board of the State of Texas

Prudential Securities Realty Funding Corporation

Guaranty Federal Bank, F.S.B.

Capstead Mortgage Corporation

Citibank, N.A.

Citicorp Securities, Inc.

Norwest Funding, Inc.

The Prudential Home Mortgage, Inc.

Residential Funding Corporation